                                  Exhibit 10.1

HEADLANDS MORTGAGE                             SERVICING CERTIFICATE

==================================================================================================================================
Revolving Home Equity Loan   LIBOR:                              5.40000%  Current Collection Period:            11/01/99-11/30/99
Asset-Backed Notes           Margin:                             0.65000%  P&S Agreement Date:                             12/1/98

Series 1998-2                Class A-1  Note Rate:               6.05000%  Original Closing Date:                         12/29/98
                             Class A-2  Note Rate:               6.51000%  Distribution Date:                             12/15/99
                             Class A-3  Note Rate:               6.67000%  Record Date:                                   12/14/99
                             Interest Period 11/15/99 thru
                             12/14/99:                              30     Pool Factor:                                 71.9948576%
                             Servicing Fee Rate:                 0.50000%  Initial Class A-1 O/C Amt:                 2,041,531.37
                             Class A-1 Premium Fee Rate:         0.19000%  Initial Class A-2 O/C Amt:                 2,430,777.93
                             Class A-2 Premium Fee Rate:         0.22000%  Initial Class A-3 O/C Amt:                 3,312,404.71
                             Class A-3 Premium Fee Rate:         0.40000%  Class A-1 O/C Amt as of Pmt Date           4,763,573.17


                             Trustee Fee:                        0.00750%  Class A-2 O/C Amt as of Pmt Date           5,000,973.31

                             Class A-1 Weighted Avg Loan Rate:  11.51462%  Class A-3 O/C Amt as of Pmt Date           5,653,350.26
                             Class A-2 Weighted Avg Loan Rate:  11.04384%  Class A-1 WAM:                                      212
                             Class A-3 Weighted Avg Loan Rate:  13.44384%  Class A-2 WAM:                                      167

                             Total Management Fee               1,000.00   Class A-3 WAM:                                      247
       ===========================================================================================================================

BALANCES
         Beginning HELOC Pool Balance                                                                           104,393,069.80
         Beginning Second Lien Pool Balance                                                                      61,558,443.39

         Beginning HLTV Pool Balance                                                                             40,928,693.24
         Beginning Class A-1 Note Balance -- CUSIP  422093AG9                                                    99,629,496.63

         Beginning Class A-2 Note Balance -- CUSIP  422093AH7                                                    56,763,817.72
         Beginning Class A-3 Note Balance -- CUSIP  422093AJ3                                                    35,374,071.34

         Overcollateralization Amount                                                                             3,398,961.21
         Overcollateralization Loan Amount                                                                                0.00

         Ending HELOC Pool Balance                                                                              100,263,659.81
         Ending Second Lien Pool Balance                                                                         59,557,102.29
         Ending HLTV Pool Balance                                                                                40,381,566.76
         Ending Class A-1 Note Balance -- CUSIP 422093AG9                                                        95,500,086.64
         Ending Class A-2 Note Balance -- CUSIP 422093AH7                                                        54,556,128.98
         Ending Class A-3 Note Balance -- CUSIP 422093AJ3                                                       34,728,216.50

         Additional Balances Class A-1                                                                            1,321,140.51

         Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                0
         Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                             0.00
         Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                 0
         Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                              0.00
         Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                        0
         Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                      0.00
         Number of all Subsequent Second Lien Mortgage Loans (Current Date)                                                  0
         Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                                0.00
         Number of all Subsequent (Current Date)                                                                             0
         Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                       0.00
         Cumulative Number of ALL Subsequent Mortgage Loans                                                              1,830
         Cumulative Subsequent Mortgage Loan Asset Balance                                                       64,876,717.43

         Beginning Loan Count                                                                                            5,788
         Ending Loan Count                                                                                               5,634

COLLECTION AMOUNTS CLASS A-1
 1   Aggregate of All Mortgage Collections (Gross)                                                                    6,354,042.06
 2   Total Mortgage Interest Collections (Gross)                                                                        998,523.31
     Servicing Fees (current collection period)                                                                          43,497.11
     Deferred Interest Transfer (DI)                                                                                          0.00
 3a  Mortgage Principal Collections                                                                                   5,355,518.75
 3b  Pre-Funded Balance                                                                                                       0.00
 3c  Net Liquidation Proceeds                                                                                                 0.00
 3   Total Mortgage Principal Collections                                                                             5,355,518.75
     Aggregate of Transfer Deposits                                                                                           0.00
     Investor Loss Amount                                                                                                95,031.75
     Aggregate Investor Loss Reduction Amount                                                                           195,031.75


COLLECTION AMOUNTS CLASS A-2
 1   Aggregate of All Mortgage Collections (Gross)                                                                    2,552,349.50
 2   Total Mortgage Interest Collections (Gross)                                                                        551,008.40
     Servicing Fees (current collection period)                                                                          25,649.35
     Deferred Interest Transfer (DI)                                                                                          0.00
 3a  Mortgage Principal Collections                                                                                   2,001,341.10
 3b  Pre-Funded Balance                                                                                                       0.00
 3c  Net Liquidation Proceeds                                                                                                 0.00
 3   Total Mortgage Principal Collections                                                                             2,001,341.10
     Aggregate of Transfer Deposits                                                                                           0.00
     Investor Loss Amount                                                                                                     0.00
     Aggregate Investor Loss Reduction Amount                                                                            87,564.64

COLLECTION AMOUNTS CLASS A-3
 1   Aggregate of All Mortgage Collections (Gross)                                                                      871,713.25
 2   Total Mortgage Interest Collections (Gross)                                                                        440,533.97
     Servicing Fees (current collection period)                                                                          17,053.62
     Deferred Interest Transfer (DI)                                                                                          0.00
 3a  Mortgage Principal Collections                                                                                     431,179.28
 3b  Pre-Funded Balance                                                                                                       0.00
 3c  Net Liquidation Proceeds                                                                                                 0.00
 3   Total Mortgage Principal Collections                                                                               431,179.28
     Aggregate of Transfer Deposits                                                                                           0.00
     Investor Loss Amount                                                                                               115,947.20
     Aggregate Investor Loss Reduction Amount                                                                           326,456.25

TOTAL COLLECTION AMOUNT
  1  Aggregate of All Mortgage Collections (Gross)                                                                    9,778,104.81
  2  Total Mortgage Interest Collections (Gross)                                                                      1,990,065.68
     Servicing Fees (current collection period)                                                                          86,200.09
     Deferred Interest Transfer (DI)                                                                                          0.00
  3a Mortgage Principal Collections                                                                                   7,788,039.13
  3b Insurance Proceeds                                                                                                       0.00
  3c Net Liquidation Proceeds                                                                                                 0.00
  3  Total Mortgage Principal Collections                                                                             7,788,039.13
     Aggregate of Transfer Deposits                                                                                           0.00
     Investor Loss Amount                                                                                               210,978.95
     Aggregate Investor Loss Reduction Amount                                                                           609,052.64

     Class A-1 Net Interest Collection                                                                                  955,026.20
     Class A-2 Net Interest Collection                                                                                  525,359.05
     Class A-3 Net Interest Collection                                                                                  423,480.35


DISTRIBUTION AMOUNTS CLASS A-1
     Class A-1 Note  Interest 8.6 (d)(iv)                                                                               502,298.71
     Class A-1 Note  Unpaid Interest Shortfall (current cycle)                                                                0.00
     Class A-1 Note  Reserve Fund Amount                                                                                340,776.06
     Investor Loss Amount                                                                                                95,031.75
     Previous Investor Loss Amount                                                                                            0.00
     Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                         15,774.67
     Credit Enhancer Reimbursement                                                                                            0.00
     Accelerated Principal Distribution Amount                                                                                0.00
     Spread Account Deposit                                                                                                   0.00
     Indenture  Trustee Fee 8.6 (d)(i)                                                                                      622.68
     Management Fee 8.6 (d)(iii)                                                                                            522.32
     Payment to Servicer                                                                                                      0.00

     Deferred Interest                                                                                                        0.00
     Remaining Amount to Transferor                                                                                           0.00
     Total Certificateholders Distribution Allocable to Interest                                                        955,026.20


     Maximum Principal Payment                                                                                        4,034,378.24
     Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the HELOC Pool
     O/C Redctin Amt) 8.6(d)(v)
     Accelerated Principal Distribution Amount                                                                                0.00
     Loan Loss                                                                                                           95,031.75
     HELOC Overcollateralization Deficit 8.6 (d)(vi)                                                                          0.00
     Total Certificateholders Distribution Allocable to Principal                                                     4,129,409.99


DISTRIBUTION AMOUNTS CLASS A-2
     Class A-2 Note  Interest 8.6 (d)(iv)                                                                               307,943.71
     Class A-2 Note  Unpaid Interest Shortfall (current cycle)                                                                0.00
     Class A-2 Note  Reserve Fund Amount                                                                                      0.00
     Investor Loss Amount                                                                                                     0.00
     Previous Investor Loss Amount                                                                                            0.00
     Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                         10,406.70
     Credit Enhancer Reimbursement                                                                                            0.00
     Accelerated Principal Distribution Amount                                                                          206,347.64
     Spread Account Deposit                                                                                                   0.00
     Indenture Trustee Fee 8.6 (d)(i)                                                                                       354.77
     Management Fee 8.6 (d)(iii)                                                                                            306.22
     Payment to Servicer                                                                                                      0.00
     Deferred Interest                                                                                                        0.00
     Remaining Amount to Transferor                                                                                           0.00
     Total Certificateholders Distribution Allocable to Interest                                                        525,359.04

     Maximum Principal Payment                                                                                        2,001,341.10
     Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the Second Pool
     O/C Redctin Amt) 8.6(d)(v)
     Accelerated Principal Distribution Amount                                                                          206,347.64
     Loan Loss                                                                                                                0.00
     Second Lien Overcollateralization Deficit 8.6 (d)(vi)                                                                    0.00
     Total Certificateholders Distribution Allocable to Principal                                                     2,207,688.74


DISTRIBUTION AMOUNTS CLASS A-3
     Class A-3 Note  Interest 8.6 (d)(iv)                                                                               196,620.88
     Class A-3 Note  Unpaid Interest Shortfall (current cycle) 5.01(i)                                                        0.00
     Class A-3 Note  Reserve Fund Amount                                                                                      0.00
     Investor Loss Amount 5.01(iii)                                                                                     115,947.20
     Previous Investor Loss Amount 5.01(iv)                                                                                   0.00
     Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                         11,791.36
     Credit Enhancer Reimbursement 5.01(vi)                                                                                   0.00
     Accelerated Principal Distribution Amount 5.01(vii)                                                                 98,728.36
     Spread Account Deposit 5.01(viii)                                                                                        0.00
     Indenture Trustee Fee 8.6 (d)(i)                                                                                       221.09
     Management Fee 8.6 (d)(iii)                                                                                            171.46
     Payment to Servicer per Section 7.03 5.01 (x)                                                                            0.00
     Deferred Interest 5.01 (xi)                                                                                              0.00
     Remaining Amount to Transferor 5.01 (xii)                                                                                0.00
     Total Certificateholders Distribution Allocable to Interest                                                        423,480.34

     Maximum Principal Payment                                                                                          431,179.28
     Scheduled Principal Collection Payment                                                                                   0.00
     Accelerated Principal Distribution Amount                                                                           98,728.36
     Loan Loss                                                                                                          115,947.20
     HLTV Lien Overcollateralization Deficit 8.6 (d)(vi)                                                                      0.00
     Total Certificateholders Distribution Allocable to Principal                                                       645,854.84

TOTAL DISTRIBUTION AMOUNT
     Class A Note  Interest 8.6 (d)(iv)                                                                               1,006,863.30
     Class A Note  Unpaid Interest Shortfall (current cycle) 5.01(i)                                                          0.00
     Class A Note  Reserve Fund Amount                                                                                  340,776.06
     Investor Loss Amount 5.01(iii)                                                                                     210,978.95
     Previous Investor Loss Amount 5.01(iv)                                                                                   0.00
     Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                         37,972.73
     Credit Enhancer Reimbursement 5.01(vi)                                                                                   0.00
     Accelerated Principal Distribution Amount 5.01(vii)                                                                305,076.00
     Spread Account Deposit 5.01(viii)                                                                                        0.00
     Indenture Trustee Fee 8.6 (d)(i)                                                                                     1,198.55
     Management Fee 8.6 (d)(iii)                                                                                          1,000.00
     Payment to Servicer per Section 7.03 5.01 (x)                                                                            0.00
     Deferred Interest 5.01 (xi)                                                                                              0.00
     Remaining Amount to Transferor 5.01 (xii)                                                                                0.00
     Total Certificateholders Distribution Allocable to Interest                                                      1,903,865.59

     Maximum Principal Payment                                                                                        6,466,898.62
     Scheduled Principal Collection Payment                                                                                   0.00
     Accelerated Principal Distribution Amount                                                                          305,076.00

     Loan Loss                                                                                                          210,978.95
     Overcollateralization Deficit 8.6 (d)(vi)                                                                                0.00
     Total Certificateholders Distribution Allocable to Principal                                                     6,982,953.57


LOSSES/RETRANSFERS
     Unpaid Class A-1 Note  Interest Shortfall Due (From Previous Distributions)                                              0.00
     Unpaid Class A-2 Note  Interest Shortfall Due (From Previous Distributions)                                              0.00
     Unpaid Class A-3 Note  Interest Shortfall Due (From Previous Distributions)                                              0.00
     Interest Earned on Shortfall @ applicable Certificate Rate                                                               0.00
     Investor Loss Reduction Amount (From Previous Distributions)                                                             0.00


DISTRIBUTION TO CERTIFICATEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)
Class A-1
     Total Class A-1 Note Distribution Amount Allocable to Interest                                                      3.7468045
     Interest Distribution Amount                                                                                        3.7468045
     Unpaid Note Interest Shortfall Included in Current Distribution                                                     0.0000000
     Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                     0.0000000

     Total Class A-1 Note Distribution Amount Allocable to Principal                                                    30.8025715
     Maximum Principal Payment                                                                                          30.0936997
     Scheduled Principal Collections Payment                                                                             0.0000000
     Loan Loss                                                                                                           0.7088718
     Accelerated Principal Distribution Amount                                                                           0.0000000


CLASS A-2
     Total Class A-2 Note Distribution Amount Allocable to Interest                                                      3.9181005
     Interest Distribution Amount                                                                                        3.9181005
     Unpaid Note Interest Shortfall Included in Current                                                                  0.0000000
     Distribution
     Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                     0.0000000

     Total Class A-2 Note Distribution Amount Allocable to Principal                                                    28.0893752
     Maximum Principal Payment                                                                                          25.4639252
     Scheduled Principal Collections Payment                                                                             0.0000000
     Loan Loss                                                                                                           0.0000000
     Accelerated Principal Distribution Amount                                                                           2.6254499


CLASS A-3
     Total Class A-3 Note Distribution Amount Allocable to Interest                                                      4.4678782
     Interest Distribution Amount                                                                                        4.4678782
     Unpaid Note Interest Shortfall Included in Current                                                                  0.0000000
     Distribution
     Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                     0.0000000

     Total Class A-3 Note Distribution Amount Allocable to Principal                                                    14.6759631
     Maximum Principal Payment                                                                                           9.7978227
     Scheduled Principal Collections Payment                                                                             0.0000000
     Loan Loss                                                                                                           2.6347048
     Accelerated Principal Distribution Amount                                                                           2.2434356
     Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                                         0.0000000
     Investor Loss Reduction Amounts after Current Distribution (carryover)                                              0.0000000



     Total Interest Amount Distributed to Class a Certificateholder                                                     12.1327833
     Total Principal Amount Distributed to Class a Certificateholder                                                    73.5679099

     Credit Enhancement Draw Amount                                                                                           0.00

DELINQUENCIES/FORECLOSURES

CLASS A-1
     Number of Mortgages 30 to 59 Days Delinquent                                                                               44
     Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                               1,736,288.32
     Number of Mortgages 60 to 89 Days Delinquent                                                                                9
     Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                                 460,601.91
     Number of Mortgages 90 to 179 Days Delinquent                                                                               5
     Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                                269,647.01
     Number of Mortgages 180 or more Days Delinquent                                                                             0
     Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                                    0.00
     Number of Mortgage Loans in Foreclosure                                                                                     4
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                      125,855.11

     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                                0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                    0.00

CLASS A-2
     Number of Mortgages 30 to 59 Days Delinquent                                                                               47
     Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                               1,796,329.30
     Number of Mortgages 60 to 89 Days Delinquent                                                                                8
     Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                                 286,536.09
     Number of Mortgages 90 to 179 Days Delinquent                                                                               1
     Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                                317,466.28
     Number of Mortgages 180 or more Days Delinquent                                                                             3
     Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                               97,084.89
     Number of Mortgage Loans in Foreclosure                                                                                     6
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                      309,577.02

     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                                0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                    0.00

CLASS A-3
     Number of Mortgages 30 to 59 Days Delinquent                                                                               43
     Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                               1,648,018.27
     Number of Mortgages 60 to 89 Days Delinquent                                                                                5
     Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                                 153,003.00
     Number of Mortgages 90 to 179 Days Delinquent                                                                               0
     Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                                      0.00
     Number of Mortgages 180 or more Days Delinquent                                                                             1
     Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                               37,284.33
     Number of Mortgage Loans in Foreclosure                                                                                    21
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                      679,844.52


     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                                0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                    0.00


TOTAL DELINQUENCIES/FORECLOSURES

     Number of Mortgages 30 to 59 Days Delinquent                                                                              134
     Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                               5,180,635.89
     Number of Mortgages 60 to 89 Days Delinquent                                                                               22
     Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                                 900,141.00
     Number of Mortgages 90 to 179 Days Delinquent                                                                               6
     Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                                587,113.29
     Number of Mortgages 180 or more Days Delinquent                                                                             4
     Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                              134,369.22
     Number of Mortgage Loans in Foreclosure                                                                                    31
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                    1,115,276.65

     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                                0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                    0.00

PRE-FUNDED ACCOUNT ACTIVITY

     Beginning Balance Pre-Funded Account                                                                                     0.00
     Remaining Amount for Distribution to Classes                                                                             0.00
     Withdrawal for Subsequent Loan Purchase:                                                                                 0.00
     Ending Balance Pre-Funded Account                                                                                        0.00
     Pre-Funding Period:  From Closing Date thru the 2/15/99

==================================================================================================================================

RESERVE FUND ACTIVITY

     Class A-1 Reserve Fund Beginning Balance                                                                         1,803,568.27
     Class A-1 Reserve Fund Deposit/Withdrawal                                                                          340,776.06
     Class A-1 Reserve Fund Ending Balance                                                                            2,144,344.33

     Class A-2 Reserve Fund Beginning Balance                                                                                 0.00
     Class A-2 Reserve Fund Deposit/Withdrawal                                                                                0.00
     Class A-2 Reserve Fund Ending Balance                                                                                    0.00

     Class A-3 Reserve Fund Beginning Balance                                                                                 0.00
     Class A-3 Reserve Fund Deposit/Withdrawal                                                                                0.00
     Class A-3 Reserve Fund Ending Balance                                                                                    0.00

CROSSOVER ACTIVITY
     Class A-1 Activity This Distribution                                                                                     0.00
     Class A-2 Activity This Distribution                                                                                     0.00
     Class A-3 Activity This Distribution                                                                                     0.00

     OFFICER'S CERTIFICATE
     All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

     The Attached Servicing Certificate is true and correct in all material respects.

     ---------------------------------------------------------------
     A Servicing Officer    Teri Martine

-----------------------------------------------------------------------------------------------------------------------------------
HEADLANDS MORTGAGE                                       STATEMENT TO NOTEHOLDERS
===================================================================================================================================
REVOLVING HOME EQUITY LOAN        LIBOR:                             5.40000%   Current Collection Period:   11/01/99-11/30/99
ASSET-BACKED NOTES                Margin:                            0.65000%   P&S Agreement Date:                    12/1/98
SERIES 1998-2                     Class A-1  Note Rate:              6.05000%   Original Closing Date:                12/29/98
                                  Class A-2  Note Rate:              6.51000%   Distribution Date:                    12/15/99
                                  Class A-3  Note Rate:              6.67000%   Record Date:                          12/14/99

                                    Interest Period 11/15/99 thru        30     Pool Factor:
                                             12/14/99:

===================================================================================================================================

     BALANCES
     Beginning HELOC Pool Balance                                                                                    104,393,069.80
     Beginning Second Lien Pool                                                                                       61,558,443.39
     Balance
     Beginning HLTV Pool Balance                                                                                      40,928,693.24

     Beginning Class A-1 Note Balance -- CUSIP 422093AG9                                                              99,629,496.63
     Beginning Class A-2 Note Balance -- CUSIP 422093AH7                                                              56,763,817.72
     Beginning Class A-3 Note Balance -- CUSIP 422093AJ3                                                              35,374,071.34


     Ending HELOC Pool Balance                                                                                       100,263,659.81
     Ending Second Lien Pool Balance                                                                                  59,557,102.29
     Ending HLTV Pool Balance                                                                                         40,381,566.76

     Ending Class A-1 Note Balance -- CUSIP 422093AG9                                                                 95,500,086.64
     Ending Class A-2 Note Balance -- CUSIP 422093AH7                                                                 54,556,128.98
     Ending Class A-3 Note Balance -- CUSIP  422093AJ3                                                                34,728,216.50

    Additional Balances  Class A-1                                                                                    1,321,140.51

     Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                        0
     Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                                     0.00
     Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                         0
     Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                                      0.00
     Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                                0
     Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                              0.00
     Number of all Subsequent Second Lien Mortgage Loans (Current Date)                                                          0
     Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                                        0.00
     Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                                 0
     Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                               0.00
     Cumulative Number of ALL Subsequent Mortgage Loans                                                                       1830
     Cumulative Subsequent Mortgage Loan Asset Balance                                                               64,876,717.43

     Beginning Loan Count                                                                                                    5,788
     Ending Loan Count                                                                                                       5,634

COLLECTION AMOUNTS CLASS A-1
     Aggregate of All Mortgage Collections                                                                            6,310,544.95
     Total Mortgage Interest Collections                                                                                998,523.31
     Servicing Fees (current collection period)                                                                         (43,497.11)
       Mortgage Principal Collections                                                                                 5,355,518.75
       Pre-Funded Balance                                                                                                     0.00

     Total Mortgage Principal Collections                                                                             5,355,518.75

COLLECTION AMOUNTS CLASS A-2
     Aggregate of All Mortgage Collections                                                                            2,526,700.15
     Total Mortgage Interest Collections                                                                                551,008.40
     Servicing Fees (current collection period)                                                                         (25,649.35)
       Mortgage Principal Collections                                                                                 2,001,341.10
       Pre-Funded Balance                                                                                                     0.00

     Total Mortgage Principal Collections                                                                             2,001,341.10

COLLECTION AMOUNTS CLASS A-3
     Aggregate of All Mortgage Collections                                                                              854,659.63
     Total Mortgage Interest Collections                                                                                440,533.97
     Servicing Fees (current collection period)                                                                         (17,053.62)
       Mortgage Principal Collections                                                                                   431,179.28
       Pre-Funded Balance                                                                                                     0.00

     Total Mortgage Principal Collections                                                                               431,179.28

TOTAL COLLECTION AMOUNT
     Aggregate of All Mortgage Collections                                                                            9,778,104.81
     Total Mortgage Interest Collections                                                                              1,990,065.68
     Mortgage Principal Collections                                                                                   7,788,039.13
     Pre-Funded Balance                                                                                                       0.00

     Total Mortgage Principal Collections                                                                             7,788,039.13


DISTRIBUTION AMOUNTS CLASS A-1
     Class A-1 Note  Interest                                                                                           502,298.71
     Class A-1 Note  Unpaid Interest Shortfall (current cycle)                                                                0.00
     Class A-1 Note  Reserve Fund Amount                                                                                340,776.06

     Maximum Principal Payment                                                                                        4,034,378.24
     Scheduled Principal Collection                                                                                           0.00
     Accelerated Principal Distribution Amount                                                                                0.00
     Loan Loss                                                                                                           95,031.75
     HELOC Overcollateralization Deficit                                                                                      0.00
     Total Certificateholders Distribution Allocable to Principal                                                     4,129,409.99

DISTRIBUTION AMOUNTS CLASS A-2
     Class A-2 Note  Interest                                                                                           307,943.71
     Class A-2 Note  Unpaid Interest Shortfall (current cycle)                                                                0.00
     Class A-2 Note  Reserve Fund Amount                                                                                      0.00

     Maximum Principal Payment                                                                                        2,001,341.10
     Scheduled Principal Collection                                                                                           0.00
     Accelerated Principal Distribution Amount                                                                          206,347.64
     Loan Loss                                                                                                                0.00
     HELOC Overcollateralization Deficit                                                                                      0.00
     Total Certificateholders Distribution Allocable to Principal                                                     2,207,688.74

DISTRIBUTION AMOUNTS CLASS A-3
     Class A-3 Note  Interest                                                                                           196,620.88
     Class A-3 Note  Unpaid Interest Shortfall (current cycle)                                                                0.00
     Class A-3 Note  Reserve Fund Amount                                                                                      0.00
     Maximum Principal Payment                                                                                          431,179.28
     Scheduled Principal Collection Payment                                                                                   0.00
     Accelerated Principal Distribution Amount                                                                           98,728.36
     Loan Loss                                                                                                          115,947.20
     HLTV Lien Overcollateralization Deficit                                                                                  0.00
     Total Certificateholders Distribution Allocable to Principal                                                       645,854.84

TOTAL DISTRIBUTION AMOUNT
     Class A Note  Interest                                                                                           1,006,863.30
     Class A Note  Unpaid Interest Shortfall (current cycle)                                                                  0.00
     Class A Note  Reserve Fund Amount                                                                                  340,776.06

     Maximum Principal Payment                                                                                        6,466,898.62
     Scheduled Principal Collection Payment/BAL                                                                               0.00
     Accelerated Principal Distribution Amount                                                                          305,076.00
     Overcollateralization Deficit                                                                                            0.00
     Total Certificateholders Distribution Allocable to Principal                                                     6,771,974.62

LOSSES/RETRANSFERS

     Unpaid Class A-1 Note  Interest Shortfall Due (From Previous Distributions)                                              0.00
     Unpaid Class A-2 Note  Interest Shortfall Due (From Previous Distributions)                                              0.00
     Unpaid Class A-3 Note  Interest Shortfall Due (From Previous Distributions)                                              0.00
     Interest Earned on Shortfall @ applicable Certificate Rate                                                               0.00
     Investor Loss Reduction Amount (From Previous Distributions)                                                             0.00

DISTRIBUTION TO CERTIFICATEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)

Class A-1

     Total Class A-1 Note Distribution Amount Allocable to Interest                                                      3.7468045
     Interest Distribution Amount                                                                                        3.7468045
     Unpaid Note Interest Shortfall Included in Current Distribution                                                     0.0000000
     Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                     0.0000000

     Total Class A-1 Note Distribution Amount Allocable to Principal                                                    30.8025715
     Maximum Principal Payment                                                                                          30.0936997
     Scheduled Principal Collections Payment                                                                             0.0000000
     Loan Loss                                                                                                           0.7088718
     Accelerated Principal Distribution Amount                                                                           0.0000000

Class A-2
     Total Class A-2 Note Distribution Amount Allocable to Interest                                                      3.9181005
     Interest Distribution Amount                                                                                        3.9181005
     Unpaid Note Interest Shortfall Included in Current Distribution                                                     0.0000000
     Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                     0.0000000

     Total Class A-2 Note Distribution Amount Allocable to Principal                                                    28.0893752
     Maximum Principal Payment                                                                                          25.4639252
     Scheduled Principal Collections Payment                                                                             0.0000000
     Loan Loss                                                                                                           0.0000000
     Accelerated Principal Distribution Amount                                                                           2.6254499

Class A-3
     Total Class A-3 Note Distribution Amount Allocable to Interest                                                      4.4678782
     Interest Distribution Amount                                                                                        4.4678782
     Unpaid Note Interest Shortfall Included in Current Distribution                                                     0.0000000
     Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                     0.0000000

     Total Class A-3 Note Distribution Amount Allocable to Principal                                                    14.6759631
     Maximum Principal Payment                                                                                           9.7978227
     Scheduled Principal Collections Payment                                                                             0.0000000
     Loan Loss                                                                                                           2.6347048
     Accelerated Principal Distribution Amount                                                                           2.2434356

     Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                                         0.0000000
     Investor Loss Reduction Amounts after Current Distribution (carryover)                                              0.0000000

     Total Interest Amount Distributed to Class a Certificateholder                                                     12.1327833
     Total Principal Amount Distributed to Class a Certificateholder                                                    73.5679099

     Credit Enhancement Draw Amount                                                                                              0

DELINQUENCIES/FORECLOSURES
Class A-1
     Number of Mortgages 31 to 60 Days Delinquent                                                                               44
     Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                               1,736,288.32

     Number of Mortgages 61 to 90 Days Delinquent                                                                                9
     Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                                 460,601.91

     Number of Mortgages 91 to 180 or more Days Delinquent                                                                       5
     Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                                        269,647.01
     Number of Mortgages 181 or more Days Delinquent                                                                             0
     Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                                    0.00
     Number of Mortgage Loans in Foreclosure                                                                                     4
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                      125,855.11

     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                                0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                    0.00

Class A-2
     Number of Mortgages 31 to 60 Days Delinquent                                                                               47
     Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                               1,796,329.30

     Number of Mortgages 61 to 90 Days Delinquent                                                                                8
     Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                                 286,536.09
     Number of Mortgages 91 to 180 or more Days Delinquent                                                                       1
     Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                                        317,466.28
     Number of Mortgages 181 or more Days Delinquent                                                                             3
     Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                               97,084.89
     Number of Mortgage Loans in Foreclosure                                                                                     6
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                      309,577.02

     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                                0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                    0.00

CLASS A-3
     Number of Mortgages 31 to 60 Days Delinquent                                                                               43
     Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                               1,648,018.27
     Number of Mortgages 61 to 90 Days Delinquent                                                                                5
     Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                                 153,003.00
     Number of Mortgages 91 to 180 or more Days Delinquent                                                                       0
     Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                                              0.00
     Number of Mortgages 181 or more Days Delinquent                                                                             1
     Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                               37,284.33
     Number of Mortgage Loans in Foreclosure                                                                                    21
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                      679,844.52

     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                                0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                    0.00

TOTAL DELINQUENCIES/FORECLOSURES
     Number of Mortgages 31 to 60 Days Delinquent                                                                              134
     Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                               5,180,635.89
     Number of Mortgages 61 to 90 Days Delinquent                                                                               22
     Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                                 900,141.00
     Number of Mortgages 91 to 180 or more Days Delinquent                                                                       6
     Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                                        587,113.29
     Number of Mortgages 181 or more Days Delinquent                                                                             4
     Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                              134,369.22
     Number of Mortgage Loans in Foreclosure                                                                                    31
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                    1,115,276.65

     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                                0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                    0.00
==================================================================================================================================

     Class A-1 Note Rate For Next Distribution   LIBOR                                                    6.46250%         7.11250%

PRE-FUNDED ACCOUNT ACTIVITY
     Beginning Balance Pre Funding Account                                                                                    0.00
     Remaining Amount for Distribution to                                                                                     0.00
     Classes
     Withdrawal for Subsequent Loan Purchase:                                                                                 0.00
     Ending Balance Pre Funding Account                                                                                       0.00
     Pre-Funding Period:  From Closing Date thru the 2/15/99

RESERVE FUND ACTIVITY

     Class A-1 Reserve Fund Beginning Balance                                                                         1,803,568.27
     Class A-1 Reserve Fund Deposit/Withdrawal                                                                          340,776.06
     Class A-1 Reserve Fund Ending Balance                                                                            2,144,344.33

     Class A-2 Reserve Fund Beginning Balance                                                                                 0.00
     Class A-2 Reserve Fund Deposit/Withdrawal                                                                                0.00
     Class A-2 Reserve Fund Ending Balance                                                                                    0.00

     Class A-3 Reserve Fund Beginning Balance                                                                                 0.00
     Class A-3 Reserve Fund Deposit/Withdrawal                                                                                0.00
     Class A-3 Reserve Fund Ending Balance                                                                                    0.00